UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 19, 2015

Citigroup Commercial Mortgage Trust 2015-P1
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)
Citigroup Global Markets Realty Corp.
Macquarie US Trading LLC d/b/a Principal Commercial Capital
Wells Fargo Bank, National Association
(Exact name of sponsors as specified in their charters)

Delaware	333-189017-10	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of August 19, 2015, with respect to Citigroup Commercial Mortgage Trust 2015-P1, Commercial Mortgage Pass-Through Certificates, Series 2015-P1. The purpose of this amendment is to make certain revisions to the agreement that was previously filed as Exhibit 10.4 to the Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits
Exhibit 10.4	Sub-servicing agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 20, 2015	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

10.4	Sub-servicing agreement, dated as of August 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer.	(E)